Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	July 25, 2002

Advanced Biotherapy, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	0-26323	95-0402415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 Topanga Canyon Boulevard, Suite 510	91367

Woodland Hills, California	(Zip Code)

(Address of principal executive offices)

Registrant’s telephone number, including area code	(818) 883-6716

Table of Contents

Item 5. OTHER EVENTS.

     The registrant published a press release on July 25, 2002, which reported that Dr. Hillel Panitch, Professor of Neurology and Director of the Multiple Sclerosis Center at Fletcher Allen Health Center, University of Vermont College of Medicine, has joined Advanced Biotherapy, Inc.’s Multiple Sclerosis Scientific Advisory Board.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation 99.1	Description of Exhibit Press Release, dated July 25, 2002

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC. (Registrant)

Date:July 25, 2002	By:	/s/ Edmond Buccellato

Edmond Buccellato, President and CEO

INDEX TO EXHIBITS

Exhibit	Description

99.1	Text of Press Release, dated July 25, 2002